EXHIBIT 3.2

                                                    Colorado Secretary of State
                                           Date and Time:  01/11/2008  11:29 AM
                                                         Id Number: 19871693306

                                                   Document number: 20081019434


                                             ABOVE SPACE IS FOR OFFICE USE ONLY

                              ARTICLES OF AMENDMENT

Filed pursuant to ss.7-90-301, et seq. and ss.7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number:  19871693306


1. Entity name:     Not Applicable

2. New Entity name: Liquor Group Wholesale, Inc.

3.                  None

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration as amended is less than perpetual, state the date on which the period of duration expires
                                                             -----------------
                                                               (mm/dd/yyyy)

        OR
                                                             -----------------
7. Delayed effective date:                                      (mm/dd/yyyy)


8. Name(s) and address(es) of the individual(s)
   causing the document to be delivered for filing:        Hart William T.
                                                --------------------------------
                                               (Last)      (First)      (Middle)

                                                         1624 Washington Street.
                                               ---------------------------------
                                                (Street name and number or Post
                                                       Office information)

                                               Denver         CO          80203
                                            ------------------------------------
                                             (City)   (State)  (Postal/Zip Code)

                                                                   United States
                                            ---------------     ----------------
                                 (Province - if applicable)(Country - if not US)

                                                     Colorado Secretary of State
                                              Date and Time: 04/17/2007 09:39 AM
                                                          Id Number: 19871693306

                                                    Document number: 20071186283

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                              ARTICLES OF AMENDMENT

Filed pursuant to ss.7-90-301, et seq. and ss.7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number:     19871693306

1. Entity name:   East Coast Beverage Corp.

2. New Entity name:   North American Food and Beverage Corp.

3. None

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of
   duration as amended is less than
   perpetual, state the date on which
   the period of duration expires
                                                      -----------------
                                                         (mm/dd/yyyy)
        OR

7. Delayed effective date: (mm/dd/yyyy)

8. Name(s) and address of the individual causing the document to be delivered for filing:
                                        Hart            William            T.
                                    --------------------------------------------
                                       (Last)           (First)        (Middle)

                                        1624 Washington Street.
                                    --------------------------------------------
                                    (Street name and number or Post Office
                                     information)

                                      Denver          CO            80203
                                    --------------------------------------------
                                      (City)        (State)   (Postal/Zip Code)

                                -------------------------      United States
                               (Province - if applicable)  (Country - if not US)